UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2010

Renewable Energy Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-161187	26-4785427
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

416 South Bell Avenue

Ames, Iowa 50010

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (515) 239-8000

Former name: REG Newco, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 26, 2010, Renewable Energy Group, Inc., formerly REG Newco, Inc. (the “Company”), completed its acquisitions (the “Acquisitions”) of Blackhawk Biofuels, LLC, a Delaware corporation (“Blackhawk”), and the former Renewable Energy Group, Inc., a Delaware corporation (“Former REG”). In connection with the Acquisitions, on February 26, 2010, the Company entered into a Stockholder Agreement (the “Stockholder Agreement”) by and among the Company, certain holders of the Company’s Common Stock and certain holders of the Company’s Series A Preferred Stock, and a Registration Rights Agreement (the “Registration Rights Agreement”) by and among the Company, certain holders of the Company’s Common Stock and certain holders of the Company’s Series A Preferred Stock.

A summary description of the material terms of each of these agreements can be found in the section entitled “Ancillary Agreements” in the joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) included in the Company’s Registration Statement on Form S-4 (Commission File No. 333-161187) (the “Registration Statement”), and this summary description is incorporated herein by reference. The summary in the Joint Proxy Statement/Prospectus does not purport to be complete and is subject to, and is qualified in its entirety by, the complete text of each of the Stockholder Agreement and the Registration Rights Agreement, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

On February 26, 2010, Blackhawk entered into the Third Amendment (the “Third Amendment”) to the Loan Agreement with Fifth Third Bank (“Fifth Third”) pursuant to which the parties agreed to amend certain terms of the Loan Agreement dated as of May 9, 2008, as amended on December 23, 2008 and November 25, 2009 (the “Loan Agreement”). Pursuant to the terms of the Third Amendment, Blackhawk will be required to make monthly payments of accrued interest each month until July 1, 2010 and monthly principal payments in the amount of $135,803 plus accrued interest thereafter. In addition, Blackhawk is required to make additional annual principal payments in amounts equal to (i) fifty percent (50%) of Blackhawk’s excess cash flow until such time as Blackhawk has repaid $2,458,154 in principal. After such time, Blackhawk will be required to pay 25% of its excess cash flow annually to Fifth Third until all amounts outstanding under the Loan Agreement have been repaid in full. The Third Amendment also modified certain financial covenants contained in the Loan Agreement. The foregoing description of the Third Amendment is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached as Exhibit 10.3 hereto and is incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

On February 25, 2010, the Company terminated the Second Amended and Restated Asset Purchase Agreement, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009, by and among the Company, REG Wall Lake, LLC, WIE, and Former REG as a result of WIE’s failure to obtain the approval of its unitholders.

Item 2.01	Completion of Acquisition or Disposition of Assets

On February 26, 2010, the Company completed the Acquisitions. Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009 (the “REG Merger Agreement”), REG Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of the Company, was merged with and into Former REG. Upon consummation of the merger, Former REG became a wholly owned subsidiary of the Company. Pursuant to the REG Merger Agreement, each share of Former REG common stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company’s common stock, $0.0001 par value per share (“Company Common Stock”), and each share of Former REG preferred stock issued and outstanding immediately prior to the effective time was converted into the right to receive one share of the Company’s series A preferred stock, $0.0001 par value per share (“Company Series A Preferred Stock”). All outstanding stock options and warrants of Former REG were assumed by the Company.

Pursuant to the Second Amended and Restated Agreement and Plan of Merger, executed November 21, 2009, dated and effective as of the original execution date, May 11, 2009 (the “Blackhawk Merger Agreement”), REG Danville, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, was merged with and into Blackhawk. Upon consummation of the merger, Blackhawk became a wholly owned subsidiary of the Company. Pursuant to the Blackhawk Merger Agreement, each outstanding Series A Unit of Blackhawk (other than such units held by REG or any affiliate of REG) was converted into 0.4479 shares of Company Common Stock and 0.0088 shares of Company Series A Preferred Stock. Each outstanding warrant for the purchase of Series A Units of Blackhawk became exercisable for the purchase of shares of Newco Common Stock, with the number of shares and exercise price per share adjusted appropriately based on the 0.4479 shares exchange ratio.

The foregoing description of the Acquisitions, the Blackhawk Merger Agreement and the REG Merger Agreement do not purport to be complete and are qualified in their entirety by reference to the Blackhawk Merger Agreement, which is incorporated herein by reference as Exhibit 2.1, and the REG Merger Agreement, which is incorporated herein by reference as Exhibit 2.2, and the description of the Acquisitions and related transactions described in the Joint Proxy Statement/Prospectus.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective February 26, 2010 and pursuant to the Blackhawk Merger Agreement, Ronald L. Mapes was appointed as a member of the Board of Directors of the Company. The section of the Joint Proxy Statement/Prospectus entitled “Management of Newco Following the Consolidation” is incorporated herein by reference.

Item 8.01.	Other Events.

On February 26, 2010, the Company amended and restated its certificate of incorporation and filed a Certificate of Designations of Series and Determination of Rights and Preferences of Series A Preferred Stock (the “Restated Charter”). The section of the Joint Proxy Statement/Prospectus entitled “Description of Capital Stock,” which includes a description of the provisions of the Restated Charter, is incorporated herein by reference.

The foregoing description of the Restated Charter is qualified in its entirety by reference to the full text of the Restated Charter, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

On February 17, 2010, the members of Central Iowa Energy, LLC, an Iowa limited liability company (“CIE”), approved the sale of substantially all of the assets and liabilities of CIE to the Company pursuant to the Second Amended and Restated Asset Purchase Agreement, executed November 20, 2009, dated and effective as of the original execution date, May 8, 2009 (the “Asset Purchase Agreement”), by and among the Company, REG Newton, LLC, an Iowa limited liability company, Central Iowa Energy, LLC, an Iowa limited liability company, and the Former REG. The Company intends to close this transaction as soon as possible following the satisfaction of the closing conditions.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The following financial statements included in the Registration Statement are incorporated by reference in response to Item 9.01(a) of this Current Report on Form 8-K:

•	Audited Consolidated Financial Statements of Blackhawk Biofuels, LLC as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008.

•	Unaudited Condensed Consolidated Financial Statements of Blackhawk Biofuels, LLC at September 30, 2009 and December 31, 2008 and for the three and nine months ended September 30, 2009 and 2008.

•	Audited Consolidated Financial Statements of Renewable Energy Group, Inc. and Subsidiaries as of December 31, 2008 and 2007, and for each of the three years in the period ended December 31, 2008.

•

Unaudited Condensed Consolidated Financial Statements of Renewable Energy Group, Inc. and Subsidiaries at September 30, 2009 and December 31, 2008 and for the three and nine months ended September 30, 2009 and 2008.

(b) Pro forma financial information.

The pro forma financial information required to be filed in connection with the acquisitions described in Item 2.01 above are not included herein. The Company will file the required pro forma financial information prior to May 14, 2010.

(d) Exhibits.

2.1	Second Amended and Restated Agreement and Plan of Merger, executed November 21, 2009, dated and effective as of the original execution date, May 11, 2009, by and among REG Newco, Inc., a Delaware corporation, REG Danville, LLC, a Delaware limited liability company, Blackhawk Biofuels, LLC, a Delaware limited liability company and Renewable Energy Group, Inc., a Delaware corporation (incorporated by reference to Annex A of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

2.2	Second Amended and Restated Agreement and Plan of Merger, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009, by and among REG Newco, Inc., a Delaware corporation, REG Merger Sub, Inc., a Delaware corporation, and Renewable Energy Group, Inc., a Delaware corporation (incorporated by reference to Annex B of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

3.1	Restated Certificate of Incorporation of Renewable Energy Group, Inc., effective as of February 26, 2010, and Certificate of Designations of Series and Determination of Rights and Preferences of Series A Preferred Stock, effective as of February 26, 2010.

10.1	Stockholder Agreement by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock.

10.2	Registration Rights Agreement by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

10.3	Third Amendment to Loan Agreement, dated February 26, 2010 by and between Fifth Third Bank, an Ohio banking corporation, and Blackhawk Biofuels, LLC, a Delaware limited liability company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2010

RENEWABLE ENERGY GROUP, INC.

By:	/S/ CHAD STONE
Chad Stone
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit

2.1	Second Amended and Restated Agreement and Plan of Merger, executed November 21, 2009, dated and effective as of the original execution date, May 11, 2009, by and among REG Newco, Inc., a Delaware corporation, REG Danville, LLC, a Delaware limited liability company, Blackhawk Biofuels, LLC, a Delaware limited liability company and Renewable Energy Group, Inc., a Delaware corporation (incorporated by reference to Annex A of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

2.2	Second Amended and Restated Agreement and Plan of Merger, executed November 20, 2009, dated and effective as of the original execution date, May 11, 2009, by and among REG Newco, Inc., a Delaware corporation, REG Merger Sub, Inc., a Delaware corporation, and Renewable Energy Group, Inc., a Delaware corporation (incorporated by reference to Annex B of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

3.1	Restated Certificate of Incorporation of Renewable Energy Group, Inc., effective as of February 26, 2010, and Certificate of Designations of Series and Determination of Rights and Preferences of Series A Preferred Stock, effective as of February 26, 2010.

10.1	Stockholder Agreement by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock.

10.2	Registration Rights Agreement by and among REG Newco, Inc., certain holders of REG Newco, Inc. common stock and certain holders of REG Newco, Inc. Series A Preferred Stock (incorporated by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-4 (Commission File No. 333-161187)).

10.3	Third Amendment to Loan Agreement, dated February 26, 2010 by and between Fifth Third Bank, an Ohio banking corporation, and Blackhawk Biofuels, LLC, a Delaware limited liability company.